Exhibit 99
                    COCA-COLA ENTERPRISES INC.                   Page 1 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                      Third Quarter
                                             -----------------------------
                                              1997 (a)   1996 (b)   Change
                                             -------    -------     -------
Net Operating Revenues                       $ 3,183    $ 2,187       46%
Cost of Sales                                  2,017      1,363       48%
                                             -------    -------
Gross Profit                                   1,166        824       42%
Selling, Delivery, and Administrative
   Expenses                                      939        667       41%
                                             -------    -------
Operating Income                                 227        157       45%
Interest Expense - Net                           143         90       59%
Other Nonoperating Deductions - Net                -          1
                                             -------    -------
Income Before Income Taxes                        84         66       27%
Income Tax Expense Before Rate Change             30         27
Income Tax Rate Change - United Kingdom          (58)         -
                                             -------    -------
Net Income                                       112         39
Preferred Stock Dividends                          -          2
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   112    $    37
                                             =======    =======
Average Common Shares Outstanding (c)            386        373
                                             =======    =======
Net Income Per Common Share (c)(d)           $  0.29    $  0.10
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   227    $   157       45%
  Depreciation                                   143        103       39%
  Amortization                                   117         65       80%
                                             -------    -------
Cash Operating Profit                        $   487    $   325       50%
                                             =======    =======

(a) Reported third-quarter 1997 results include the operating results of the New York and Canadian bottler acquisition beginning with the month of August 1997, and interest costs associated with this acquisition as if it closed on August 7, 1997.
(b) Reported third quarter 1996 results include the operating results of the Ouachita, Coke West, French and Belgian bottler acquisitions from their respective acquisition dates. The British, New York and Canadian bottler acquisitions are not included in reported third-quarter 1996 results.
(c) Adjusted for 3-for-1 stock split.
(d) Per share data calculated prior to rounding to millions.






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                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                       Nine Months
                                              -----------------------------
                                               1997 (a)    1996 (b)   Change
                                              -------     -------    -------
Net Operating Revenues                        $ 8,229     $ 5,803       42%
Cost of Sales                                   5,179       3,586       44%
                                              -------     -------
Gross Profit                                    3,050       2,217       38%
Selling, Delivery and Administrative Expenses   2,455       1,784       38%
                                              -------     -------
Operating Income                                  595         433       37%
Interest Expense - Net                            377         253       49%
Other Nonoperating Expenses - Net                   6 (c)       1
                                              -------     -------
Income Before Income Taxes                        212         179       18%
Income Tax Expense                                 80          74
Rate Change - Great Britain                       (58)          -
                                              -------     -------
Net Income                                        190         105       81%
Preferred Stock Dividends                           2           6
                                              -------     -------
Net Income Applicable to Common Share Owners  $   188     $    99       90%
                                              =======     =======
Average Common Shares Outstanding (d)             382         374
                                              =======     =======
Net Income Per Common Share (d)(e)            $  0.49     $  0.26       88%
                                              =======     =======
Cash Operating Profit Data:
  Operating Income                            $   595     $   433       37%
  Depreciation                                    402         279       44%
  Amortization                                    288         173       66%
                                              -------     -------
Cash Operating Profit                         $ 1,285     $   885       45%
                                              =======     =======
(a) Reported nine-month 1997 results include the operating results of the British bottler beginning with the month of March 1997 and interest expense associated with this acquisition from the closing date of February 10, 1997. Reported nine-month 1997 results include the operating results of the New York and Canadian bottler acquisition beginning with the month of August 1997, and interest costs associated with this acquisition as if it closed on August 7, 1997.
(b) Reported nine-month 1996 results include the operating results of the Ouachita, Coke West, and French and Belgian bottler acquisitions from their respective acquisition dates. The British, New York and Canadian bottler acquisitions are not included in reported nine-month 1996 results. Reported nine-month 1996 cost of sales includes the favorable $10 million settlement from certain suppliers (1 cent per common share after tax on a split-adjusted basis).
(c) Reported nine-month 1997 results include a $6 million, or 1 cent per common share (split-adjusted), one-time charge related to the April 1, 1997 redemption of 8 3/4 percent Debentures due April 1, 2017.
(d) Adjusted for 3-for-1 stock split.
(e) Per share data calculated prior to rounding to millions.


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                     COCA-COLA ENTERPRISES INC.                Exhibit 99
         PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS     Page 3 of 4
         -----------
                            (In Millions)

                                              September 26,   December 31,
                                                  1997            1996
                                              -------------   ------------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $    59         $    47
  Trade accounts receivable, net                  1,128             668
  Inventories                                       501             317
  Current deferred income tax assets                148             140
  Prepaid expenses and other current assets         217             147
                                                -------         -------
    Total Current Assets                          2,053           1,319
Net Property, Plant and Equipment                 3,687           2,812
Franchises and Other Noncurrent Assets, Net      11,732           7,103
                                                -------         -------
                                                $17,472         $11,234
                                                =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $ 2,070         $ 1,199
  Current portion of long-term debt               1,571             491
                                                -------         -------
    Total Current Liabilities                     3,641           1,690
Long-Term Debt                                    7,108           4,814
Retirement and Insurance Programs and
  Other Long-Term Obligations                       890             699
Long-Term Deferred Income Tax Liabilities         4,070           2,481
Share-Owners' Equity
  Preferred stock                                     -             134
  Common stock                                      442             147
  Additional paid-in capital                      1,353           1,434
  Reinvested earnings                               403             237
  Cumulative effect of currency translations        (52)             21
  Cost of common stock in treasury                 (383)           (423)
                                                -------         -------
                                                  1,763           1,550
                                                -------         -------
                                                $17,472         $11,234
                                                =======         =======














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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                             (Unaudited)



                                                Reported        Comparable
Third-Quarter 1997                               Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit (b)
  Consolidated                                      50%              18%
  Currency Neutral                                    -              19%

Physical Case Bottle and Can Volume (c)
  Consolidated                                      45%               9%
  North America                                     23%               7%
  Europe                                            N/A              15%

Fountain Gallon Volume (c)                          46%               5%

Net Revenues Per Case (Bottle and Can)            (1/2%)         (2 1/2%)

Cost of Sales Per Case (Bottle and Can)              2%          (1 1/2%)


Nine-Months 1997
-------------------
Cash Operating Profit (b)
  Consolidated                                      45%              12%
  Currency Neutral                                   -               13%

Physical Case Bottle and Can Volume (c)
  Consolidated                                      39%               7%
  North America                                     12%               6%
  Europe                                            N/A               8%

Fountain Gallon Volume (c)                          34%               5%

Net Revenues Per Case (Bottle and Can)           1 1/2%          (2 1/2%)

Cost of Sales Per Case (Bottle and Can)              4%              (2%)

(a) To determine the comparable change, 1996 results have been adjusted to include the results of material 1996 and 1997 acquisitions for the same periods they are included in reported 1997 results and to exclude the first-quarter 1996 favorable supplier settlement from nine-month results.
(b) Comparable cash operating profit is determined as described in (a) with an adjustment to exclude the reported results of the New York and Canadian bottler.
(c) To determine the 1997 comparable volume change, 1996 volume results have been adjusted for acquisitions and common fiscal periods.
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